UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2005

AEROGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-31913	33-0488580
(Commission File No.)	(IRS Employer Identification No.)

2071 Stierlin Court, Suite 100

Mountain View, CA 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 864-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On April 25, 2005, Aerogen (the “Company”) issued a press release announcing that the 2004 audited financial statements were subject to a going concern qualification.

 Item 9.01.             Financial Statements and Exhibits.

(c)           Exhibits:

99.1         Press Release, dated April 25, 2005, entitled “Aerogen 2004 Audited Financial Statements Subject to Going Concern Qualification.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEROGEN, INC.

Dated: April 25, 2005	By:	/s/ Robert S. Breuil
	Name:	Robert S. Breuil
	Title:	Chief Financial Officer and Vice
President of Corporate Development

EXHIBITS

99.1         Press Release, dated April 25, 2005, entitled “Aerogen 2004 Audited Financial Statements Subject to Going Concern Qualification.”